NEWS RELEASE

             May 16, 2011

OTC: QB WSHE

    For Immediate Release

E-DEBIT GLOBAL CORPORATION INITIATES

SWITCHING TRANSITION FROM ANALOG TO DIGITAL COMMUNICATION

Calgary, Alberta – E-Debit Global Corporation ("E-Debit", "the Company") (OTC:BB Code : WSHE) and our wholly owned subsidiary Westsphere Systems Inc. (“WSI”)  specializing in electronic payment processing has commenced transition of its communication network for its financial switching operations (“WSI”) from analog to digital.

Overview

“Over the past 14 months WSI, our electronic payment processing unit has been working with our communication partner Shaw Communications to transition our switching communication from analog to digital (copper telephone lines to fiber broadband).

Our WSI business unit offers debit and credit payment processing solutions and connectivity to the Canadian Interac Network and Credit Facilitators.  Our initial introduction of our ATM network to our fiber communication system has been exceptional.  Our experience to date has met the challenge of the new requirements related to chip based card product processing and EMV protocols and at the same time has increase speed of transaction processing by a minimum of 25%” advised WSI Chief Operating Officer Sonja Dreyer.

“Once we transition over our ATM and POS estates we will be able to expand our focus towards our custom payment solutions across a wide range of communication protocols including private-label, travel & entertainment and fleet cards as well as expanding our reach within the Canadian ATM and POS marketplace with contracted switching services to the Canadian ISO (“Independent Sales Organizations”).

With this transition we are now in total control of our communication protocols and significantly reduced our reliance on non affiliated contracted managed services to connect, operated and service our switching platform and to give our guarantee of the best of industry transaction processing in the most secure, stable, reliable and high performance environment to our existing client base and our future ISO potentials which we are going to aggressively pursue.” Ms. Dreyer stated.

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common – 92,324,344

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  : Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTCBB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Telephone: 1 (403) 473-8795

Edebitglobal  WEBSITE